UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A
Amendment #1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT F 1934

Date of Report: March 19, 2009

Commission File Number: 000-53461

MANTRA VENTURE GROUP LTD.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(state or other jurisdiction of incorporation or organization)

1205 – 207 West Hastings Street
Vancouver, British Columbia, V6B 1H7
(Address of principal executive offices)

(604) 609 2898
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On March 19, 2009, Mantra Venture Group Ltd. (the “Company”) formally informed M & K CPAs, PLLC of their dismissal as the Company’s independent registered public accountant.

(ii)
The reports of M & K CPAs, PLLC on the Company’s consolidated financial statements as of and for the period ended May 31, 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the period from June 10, 2008 (engagement of M & K CPAs, PLLC by the Company) to May 31, 2008 and through March 19, 2009 there have been no disagreements with M & K CPAs, PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M & K CPAs, PLLC would have caused it to make reference thereto in connection with its report on the financial statements for such years.  Furthermore, from the Company’s inception on January 22, 2007 to March 19, 2009 there have been no disagreements with any of our independent registered public accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of any of our independent registered public accountants would have caused them to make reference thereto in connection with their reports on the financial statements for such years.

(v)
The Company has requested that M & K CPAs, PLLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.   A copy of the letter provided by M & K CPAs, PLLC is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On March 19, 2009, the Company’s board of directors resolved to retain Saturna Group Chartered Accountants LLP as the sole principal independent registered accountant for the Company.  During the two most recent fiscal years and through March 19, 2009, the Company had not consulted with Saturna Group Chartered Accountants LLP regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that Saturna Group Chartered Accountants LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1	Letter from M & K CPAs, PLLC to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 7, 2009	MANTRA VENTURE GROUP LTD.

	By:	/s/ Larry Kristof
Larry Kristof
President, Chief Executive Officer